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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 1999

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                        Crown Cork & Seal Company, Inc.
             (Exact name of Registrant as specified in its charter)



      PENNSYLVANIA                           1-2227                 23-1526444
(State or Other Jurisdiction         (Commission File Number)     (I.R.S. Employer
of Incorporation or Organization)                                 Identification No.)


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                                 One Crown Way
                     PHILADELPHIA, PENNSYLVANIA  19154-4599
                                 (215) 698-5100
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                                ---------------

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ITEM 5.  OTHER EVENTS.

  On August 25, 1999, Crown Cork & Seal Company, Inc. ("Crown") issued a press release relating to the issuance of $350,000,000 7 1/8% Debentures Due 2002. The press release is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


ITEM 7(C).      EXHIBITS.

Exhibit Number              Description
--------------              -----------
99.1                        Press release issued by Crown on August 25, 1999.


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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN CORK & SEAL COMPANY, INC.

                                        By:  /s/ Alan W. Rutherford
                                             ---------------------------------
                                             Alan W. Rutherford
                                             Executive Vice President
                                             and Chief Financial Officer

Dated:  August 25, 1999


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                                 EXHIBIT INDEX

Exhibit No., As
provided in Item 601
Exhibit Number            Description
--------------            -----------
99.1                      Press release issued by Crown on
                          August 25, 1999.


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